UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2008

ZULU ENERGY CORP.
(Exact name of registrant as specified in its charter)

Colorado	000-52272	20-3437301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 122 N. Main Street, Sheridan, Wyoming 82801
(Address of principal executive offices) (zip code)

(307) 751-5517
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On May 7, 2008, Zulu Energy Corp. (the “Company”) entered into the material agreements described under Item 3.02 below.

Item 3.02.  Unregistered Sale of Equity Securities

Common Stock Offering

Terms of Offering

On May 7, 2008, the Company sold 8,000,000 shares of its common stock, together with warrants to purchase up to 8,000,000 shares of common stock, to certain investors in a private placement, also referred to as the Offering. The Company received $8,000,000 in aggregate gross proceeds in the Offering. The warrants have an exercise price of $1.50 per share and are exercisable for 3 years. The warrants are not exercisable until such time as the Company’s shareholders approve an amendment to the Company’s articles of incorporation to increase the Company’s authorized shares of common stock. The form of warrant is included as Exhibit 10.1.

Pursuant to the Subscription Agreements entered into as part of the Offering, the form of which is included with this Current Report on Form 8-K as Exhibit 10.2, in the event the Company, in a subsequent financing, sells any of its equity securities and receives gross proceeds of $5,000,000 or more within 120 days following the closing of the Offering, the investors in the Offering have the right for 30 days following notice by the Company to them of the subsequent financing to participate in and receive the same terms as the investors in the subsequent financing. If an investor in the Offering elects to participate in the subsequent financing, (i) the subscription funds provided to the Company as part of the Offering will be allocated to the purchase price or purchase consideration, as applicable, for the securities offered in the subsequent financing, (ii) the investor will surrender to the Company for cancellation the stock certificates representing the shares of common stock and the warrant received in the Offering, and (iii) the investor will enter into the operative documents prepared in conjunction with the subsequent financing.

The foregoing only is a summary of the terms of the form of warrant and form of Subscription Agreement and is qualified in its entirety by reference to the form of warrant and form of Subscription Agreement included as Exhibits to this Current Report on Form 8-K.

The proceeds from the Offering will be used primarily (i) to pay $1.5 million to Swansi Holdings Corp. pursuant to the Stock Purchase Agreement between the Company and Swansi Holdings Corp. dated December 19, 2007, also referred to as the Swansi Stock Purchase Agreement, and included as Exhibit 10.2 to our Current Report on Form 8-K filed on December 27, 2007, (ii) for exploration operations on the Company’s leased properties in the Republic of Botswana, and (iii) for general business expenses.

The Company relied on Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder, as the basis for its exemption from registration of this issuance. All of the investors in the Offering are institutional accredited investors, made investment representations and confirmed their understanding that the securities may not be sold in the United States unless subsequently registered or pursuant to an exemption from the registration requirements.

THE SECURITIES OFFERED IN THE OFFERING HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS.

As part of the Offering, the Company issued to its placement agent a warrant to acquire 800,000 shares of its common stock at an exercise price of $1.50 per share, exercisable for a period of 3 years. The warrant is not exercisable until such time as the Company’s shareholders approve an amendment in the Company’s articles of incorporation to increase the Company’s authorized shares of common stock. The issuance of the warrant described in this paragraph was exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof because (i) only an accredited investor received the warrant, and (ii) the Company did not engage in any general solicitation or advertising to market the warrant.

Registration Rights

In connection with the Offering, the Company entered into a Registration Rights Agreement with each investor. Pursuant to the Registration Rights Agreement, if the Company does not consummate a subsequent financing within 120 days of the closing of the Offering, the Company is required to file a registration statement with the SEC, also referred to as a Registration Statement, as soon as practicable after the 6-month anniversary of the closing of the offering, and in no event later than 30 days thereafter, to register all of the shares of common stock sold to investors during the Offering and all of the shares of Common Stock issuable upon exercise of the warrants issued to the investors in the Offering. The Company is required to use its best efforts to cause the Registration Statement to be declared effective as soon as practicable after the filing of the Registration Statement.

The Registration Rights Agreement provides that, if at any time prior to the third anniversary of the Registration Rights Agreement or May 7, 2011 the Company proposes to register any of its securities in connection with a public offering of those securities solely for cash, the Company must notify each investor in writing of such registration. Upon the written request of an investor given within 20 days after receipt of such written notice from the Company, the Company must include in the registration statement all of the investor’s shares of common stock and shares underlying the warrant acquired in the Offering that the investor requested to be registered, subject to certain adjustments more fully described in the Registration Rights Agreement.

The foregoing is only a summary of the Registration Rights Agreement and is qualified in its entirety by reference to the form of Registration Rights Agreement included as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Warrant Issuance to Swansi Holdings Corp.

Pursuant to the Swansi Stock Purchase Agreement, on May 7, 2008 we issued to Swansi Holdings Corp. a warrant to acquire 15,000,000 shares of our common stock at an exercise price of $1.50 per share, which is exercisable for a period of 5 years. The warrant is not exercisable until such time as the Company’s shareholders approve an amendment in the Company’s articles of incorporation to increase the Company’s authorized shares of common stock. The issuance of the warrant described in this paragraph is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) and Rule 506 of Regulation D premulgated thereunder. An accredited investor received the warrant and the Company did not engage in any general solicitation or advertising to market the warrant.

Item 7.01 Regulation FD Disclosures

On May 9, 2008, the Company issued a press release entitled “Zulu Energy Corp. Raises $8 Million in Private Placement.” The press release is attached as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Descriptions

10.1	Form of Common Stock Purchase Warrant

10.2	Form of Subscription Agreement

10.3	Form of Registration Rights Agreement

99.1	May 9, 2008 Press Release entitled “Zulu Energy Corp. Raises $8 Million in Private Placement”

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZULU ENERGY CORP.

Date: May 9, 2008	By:	/s/ Satyendra Deshpande
Name: Satyendra Deshpande
Title: Chief Financial Officer

Exhibit List

10.1	Form of Common Stock Purchase Warrant

10.2	Form of Subscription Agreement

10.3	Form of Registration Rights Agreement

99.1	May 9, 2008 Press Release entitled “Zulu Energy Corp. Raises $8 Million in Private Placement”